Exhibit 99.1

TECUMSEH PRODUCTS COMPANY

Form of Non-qualified Stock Option Award Agreement Under the
Tecumseh Products Company 2014 Omnibus Incentive Plan

Participant:
Grant Date:
Type of Stock Option:	Non-qualified Stock Option (“NQSO”)
Option Price Per Share:	$
Number of Shares:
Expiration Date:	Ten years after the Grant Date.
Vesting Date:
Shall vest as described in Section 3 of this Award Agreement, subject to the Participant’s continued service with the Company or an Affiliate on each of the dates described in Section 3 of this Award Agreement (each, a “Vesting Date”).

1. Grant of Option. This is to certify that, effective on the Grant Date specified above, the Compensation Committee (the “Committee”) of the Board of Directors of Tecumseh Products Company (the “Company”) has granted to the above-named Participant an option to purchase from the Company, for the Option Price per Share set forth above (“Option”), the number of Common Shares of the Company, no par value (“Shares”) set forth above pursuant to the Tecumseh Products Company 2014 Omnibus Incentive Plan (as amended from time to time, the “Plan”). This Option is granted pursuant to Section 6 of the Plan. Capitalized terms not defined in this Award Agreement have the meanings ascribed to such terms in the Plan.

2. Terms and Conditions. The terms, conditions, and restrictions applicable to the Option are specified in the Plan and this Award Agreement, which include, but are not limited to, provisions relating to amendment, vesting, cancellation and exercise, all of which are incorporated by reference into this Award Agreement to the extent not otherwise set forth in this Award Agreement.
The Participant understands that the value that may be realized, if any, from the Option is contingent, and depends on, the future market price of the Shares, among other factors. Thus, the Participant understands that: (a) any monetary value assigned to the Option in any communication regarding the Option is contingent, hypothetical, or for illustrative purposes only, and does not express or imply any promise or intent by the Company to deliver, directly or indirectly, any certain or determinable cash or other value to the Participant; and (b) vesting may be subject to confirmation and final determination by the Board of Directors that the vesting conditions have been satisfied. The Participant shall have no rights as a shareholder of the Company with respect to the Shares covered by the Option unless and until the Option vests, is properly exercised and Shares are issued.
3. Vesting.
(a) Subject to the terms and conditions of the Plan and this Award Agreement and the Participant’s continued service with the Company, this Option may be exercisable (unless previously exercised) to purchase the Shares covered by this Option only in accordance with the following vesting schedule:

Applicable Vesting Date (each, a “Vesting Date”)	Percentage of Shares Covered by Option Which May be Purchased
On 1st anniversary of Grant Date:	33-1/3%
On 2nd anniversary of Grant Date:	66-2/3%
On 3rd anniversary of Grant Date:	100%

(b) Notwithstanding any other provision in this Award Agreement, this Option shall terminate and no Shares may be purchased under this Award Agreement after the Expiration Date.

4. Exercise of Option.

(a) Subject to the terms and conditions set forth in this Award Agreement, the Participant may exercise this Option at any time as to all or any of the Shares then purchasable in accordance with this Section 4 by delivering to the Company written notice specifying:
(i)the number of whole Shares to be purchased together with payment in full (in a manner specified below) of (A) the aggregate Option Price of such Shares and (B) all applicable minimum tax withholdings owed by the Participant; provided that this Option may not be exercised for less than 100 Shares or the number of Shares remaining subject to this Option, whichever number of Shares are smaller;
(ii)the name or names in which the certificate or certificates representing the issued pursuant to this Award are to be registered;
(iii)the address to which dividends, notices, reports, etc. are to be sent; and
(iv)the Participant’s social security number.

(b) Only one certificate representing Shares issued pursuant to this Award will be issued unless the Participant otherwise requests in writing.

(c) Payment shall be in cash, personal check or by certified or bank cashier’s check payable to the order of the Company, free from all collection charges; provided, however, that (i) payment may be made in Shares owned by the Participant having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Shares, or (ii) payment may be made by a broker-assisted cashless exercise described in paragraph (d) of this Section 4.

(d) The Participant may elect to pay the cash purchase price of the Option and any tax withholding resulting from the exercise of the Shares through a broker-assisted cashless exercise, using a broker deemed acceptable to the Company. On or prior to the exercise date, the Participant must deliver to the Company the Participant’s irrevocable instruction (in a form acceptable to the Company) directing and obligating the broker to (i) sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and (ii) remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding resulting from the exercise. Such proceeds shall be due not later than the third trading day after the date of the exercise notice.

(e) For purposes of this Section 4, the market value per Share at exercise shall be (1) the sale price for the Shares, if the Participant elects to pay the cash purchase Price of the Option and any tax withholding resulting from the exercise of the Shares through a broker-assisted cashless exercise pursuant to Section 4(d), or (2) otherwise, the last sale regular way on such day or if such day is not a business day on the preceding business day, on the principal national securities exchange on which the Shares are listed or admitted to trading as reported by such exchange, or if the Shares are not listed or admitted to trading on any national securities exchange, in the over-the-counter market on such day, as reported on the Nasdaq Stock Market (“Nasdaq”), or if there are no such prices reported on such exchange or Nasdaq on such day, the average of the closing high bid and low asking price of the Shares as reported by such exchange or Nasdaq, and if there be none, then as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such day, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

(f) If the Participant so requests, Shares purchased upon exercise of this Option may be issued in the name of the Participant or another person that is a permitted transferee under the terms of the Plan, provided the Participant pays all transfer and documentary taxes, if any, resulting from such issuance.

(g) Notwithstanding the foregoing, the Committee may suspend the right to exercise the Option for any period of up to 180 days in any 365-day period for which the Committee determines, in good faith, that such suspension would be necessary or advisable in order to comply with the requirements of (i) any applicable federal securities law or rule or regulation thereunder; (ii) any rule of a national securities exchange, national securities association, or other self-regulatory organization; or (iii) any other federal or state law or regulation (each an “Option Exercise Suspension”). Notwithstanding the foregoing, no Option Exercise Suspension shall extend the term of the Option in a manner that would result in the Option becoming nonqualified deferred compensation subject to Section 409A of the Code.

(h) As soon as practicable after the Company receives payment for the Shares covered by this Option, it shall deliver a certificate or certificates representing the issued pursuant to this Award to the Participant or his designee. Such certificate shall be registered in the name of the Participant, or the names of such individuals that are permitted transferees under the terms of the Plan. The Participant shall not be entitled to any rights as a shareholder of the Company in respect of any Shares covered by this Option until such Shares have been paid for in full and issued to the Participant.

5. Post-Termination Exercise of Option. The Option shall expire not later than the Expiration Date. Upon a termination of the Participant’s employment or service with the Company and its Affiliates, as applicable, for any reason, on or after the Grant Date, the portion of the Option that is unvested at the time of such termination shall terminate, without any consideration due to the Participant. The portion of the Option that is vested at the time of such termination, if any, will expire upon the dates set forth immediately below, or, if earlier, upon the Expiration Date:
(a)If upon the termination of the Participant for any reason (other than death, Disability, Retirement, or by the Company or an Affiliate for Cause), the Option shall terminate 90 days following the date of the Participant’s termination;
(b)If upon the Participant’s death, Disability or Retirement, the Option shall terminate one year following the date of such death, Disability or Retirement; or
(c)If upon the termination of the Participant by the Company or an Affiliate for Cause, the Option shall immediately terminate as of such date of termination.

6. Restrictions on Transfer. This Option is personal to the Participant and during the Participant’s lifetime may be exercised only by the Participant. This Option shall not be transferable other than by will or the laws of descent and distribution.

7. Consent to Transfer of Personal Data. In administering the Plan, or to comply with applicable legal, regulatory, tax, or accounting requirements, it may be necessary for the Company to transfer certain Participant data to an affiliate of the Company or to its outside service providers or governmental agencies. By accepting the Option, the Participant consents, to the fullest extent permitted by law, to the use and transfer, electronically or otherwise, of the Participant’s personal data to such entities for such purposes.

8. Consent to Electronic Delivery. In lieu of receiving documents in paper format, the Participant agrees, to the fullest extent permitted by law, to accept electronic delivery of any documents that the Company may be required to deliver (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other agreements, forms and communications) in connection with this and any other prior or future incentive award or program made or offered by the Company or its predecessors or successors. Electronic delivery of a document to the Participant may be via a Company e-mail system or by reference to a location on a Company intranet site or similar internet-based site to which the Participant has access.

9. Entire Agreement; Amendment; Survival; Assignment. The terms, conditions and restrictions set forth in the Plan and this Award Agreement constitute the entire understanding between the parties hereto regarding the Option and supersede all previous written, oral, or implied understandings between the parties hereto about this Award Agreement’s subject matter. This Award Agreement may be amended by a subsequent writing (including e-mail or other electronic form) agreed to between the Company and the Participant. Section headings in this Award Agreement are for convenience only and have no effect on the interpretation of this Award Agreement. The provisions of this Award Agreement that are intended to survive the Participant’s termination of service shall survive such date. The Company may assign this Award Agreement and its rights and obligations under this Award Agreement to any Affiliate.

10. No Right to Continued Employment. This Option does not confer on the Participant any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate to determine the terms of the Participant’s employment.

11. Additional Requirements. This Option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the Shares covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with the granting of this Option or the purchase of Shares hereunder, this Option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Committee may require that the person exercising this Option shall make such representations and agreement and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.

12. Resale Restrictions. The Company currently has an effective registration statement on file with the Securities and Exchange Commission with respect to the Shares. The Company intends to maintain this registration but has no obligation to do so. If the registration ceases to be effective, the Participant will not be able to transfer or sell Shares issued pursuant to this Award unless an exemption from registration under applicable securities laws is available. The Participant agrees that any resale by the Participant of the Shares issued pursuant to this Award shall comply in all respects with the requirements of all applicable securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and the respective rules and regulations promulgated thereunder) and any other law, rule or regulation applicable thereto, as such laws, rules, and regulations may be amended from time to time. The Company shall not be obligated to either issue the Shares or permit the resale of any Shares if such issuance or resale would violate any such requirements.

13. Restrictive Covenants; Compensation Recovery. By signing this Award Agreement, the Participant acknowledges and agrees that the Shares subject to this Option or any Award previously granted to the Participant by the Company or an Affiliate shall (a) be subject to termination as a result of the Participant’s violation of the any agreement with the Company regarding non-competition, non-solicitation, confidentiality, inventions and/or other restrictive covenants (the “Restricted Covenant Agreements”), and (b) shall be subject to termination and/or recovery under any compensation recovery policy that may be adopted from time to time by the Company or any Affiliate. For avoidance of doubt, compensation recovery rights to Shares (including Shares acquired under previously granted equity awards) shall extend to the proceeds realized by the Participant due to the sale or other transfer of the Shares. The Participant’s prior execution of the Restricted Covenant Agreements was a material inducement for the Company’s grant of the Option under this Award Agreement.

14. Conflict. This Award Agreement is subject to the terms and provisions of the Plan, including but not limited to the adjustment provisions under Section 13 of the Plan. In the event of a conflict between the Plan and this Award Agreement, the Plan shall control. All interpretations or determinations of the Committee shall be binding and conclusive upon the Participant and his legal representatives on any question arising hereunder or under the Plan.

15. Notices. All notices under this Award Agreement to the Company shall be delivered or mailed to the following addresses:

If to the Company:

Tecumseh Products Company
Attention: Roger Jackson
5683 Hines Drive
Ann Arbor, MI 48108

If to the Participant:

To the address set forth in the signature block below, or such other address that the Company has on file from time to time.

Such addresses for the service of notices may be change at any time provided notice of such change is furnished in advance to the other party.
16. Counterparts. This Award Agreement may be executed in two or more counterparts, each of which is deemed an original and all of which constitute one document.

17. Governing Law. This Award Agreement shall be legally binding and shall be executed and construed and its provisions enforced and administered in accordance with the laws of the State of Michigan, without regard to its choice of law or conflict of law provisions that would cause the application of the laws of any jurisdiction other than the State of Michigan. The State and Federal courts in the State of Michigan shall be the sole and exclusive forums for the resolution of any disputes under this Award Agreement, and the Participant and the Company hereby submit to the personal jurisdiction and the process of these courts.

Signature Page Follows

This Award Agreement may be executed in two counterparts, each of which is deemed an original and all of which constitute one document.

TECUMSEH PRODUCTS COMPANY:

Dated: [month and date], [year]	By:
Name:
Title:

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AWARD AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED INTO THIS AWARD AGREEMENT BY REFERENCE, CONFERS ON THE PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER TO THE COMPANY OR ANY AFFILIATE, NOR INTERFERES IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S OR ANY AFFILIATE’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.
BY SIGNING BELOW, THE PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND REPRESENTS THAT THE PARTICIPANT IS FAMILIAR WITH THE TERMS AND PROVISIONS OF THE PLAN. THE PARTICIPANT ACCEPTS THIS AWARD SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THIS AWARD AGREEMENT AND THE PLAN. THE PARTICIPANT HAS REVIEWED THE PLAN AND THIS AWARD AGREEMENT IN THEIR ENTIRETY. THE PARTICIPANT AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AWARD AGREEMENT.
PARTICIPANT:

Dated: [month and date], [year]	By:
Name:
Address: